GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Magal Security Systems Ltd. ("the Parent Company") and  its subsidiaries (together - "the Company") are international solutions providers of safety, security, site management and intelligence gathering and compilation solutions and products The Company's systems are used in more than 75 countries around the world.

As for major customer data, see Notes 1d, 17b.

b.
The Company completed a rights offering according to which it distributed to all holders of its ordinary shares at no charge, as of the close of business on June 29, 2011, subscription rights to purchase up to an aggregate of 5,273,274 ordinary shares.  The net proceeds from the rights offering was approximately $16,000 after deducting expenses related to the rights offering of $207.

c.
On June 17, 2011 the Company completed a private placement of 150,000 of its ordinary shares to Ki Corporation, a company beneficially owned by Mr. Nathan Kirsh, at an initial price per share of $3.04, which was equal to the closing price of its ordinary shares on the NASDAQ Global Market on the date prior to the private placement.  Upon the record date of the rights offering, the price per share paid by Ki Corporation was adjusted to $3.05, which was the closing price of its ordinary shares on the NASDAQ Global Market on the date prior to the record date of the rights offering.

d.
During the year ended December 31, 2011, the Company engaged in a project to secure the 2012 Africa Cup of Nations in the Gabonese Republic. Revenues attributable to such project accounted for 34.8% ($30,800) of the Company's revenues during 2011.  The project was completed during the first quarter of 2012.